UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2025

NEXPOINT REAL ESTATE FINANCE, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NREF	New York Stock Exchange
8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 22, 2025, NexPoint Real Estate Finance, Inc. (the “Company”) completed the sale of the Hudson Montford multifamily property, located in Charlotte, North Carolina (also known as Montford at Madison Park), comprising of approximately 204 units, for $60.0 million (the “Montford Transaction”) pursuant to a Membership Interest Purchase Agreement, dated June 4, 2025 (the “Agreement”), by and among NREF OP IV, L.P. and NexPoint Montford Investment Co, LLC, subsidiaries of the Company, and NexBank Capital, Inc. A director and officer of the Company also (i) is the beneficiary of a trust that indirectly owns 100% of the limited partnership interests in the parent of the Company’s external manager and directly owns 100% of the general partnership interests in the parent of the Company’s external manager and (ii) is a director of NexBank Capital, the holding company of NexBank, directly owns a minority of the common stock of NexBank, and is the beneficiary of a trust that directly owns a substantial portion of the common stock of NexBank. The parties negotiated the terms of the Agreement on an arm’s length basis.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Montford Transaction is incorporated by reference in this Item 2.01.

Item 9.01. Financial Statements and Exhibits.

(b)

Unaudited Pro Forma Consolidated Financial Statements	2
Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2025	3
Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2025	4
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014	5
Notes to Unaudited Pro Forma Consolidated Financial Statements	6

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with respect to the disposition of the Hudson Montford multifamily property, located in Charlotte, North Carolina (“Montford”). On July 22, 2025, NexPoint Real Estate Finance, Inc. (the “Company”) completed the sale of Montford for $60.0 million (the “Montford Transaction”) pursuant to a Membership Interest Purchase Agreement, dated June 4, 2025 (the “Agreement”), by and among NREF OP IV, L.P. and NexPoint Montford Investment Co, LLC, subsidiaries of the Company, and NexBank Capital, Inc.

The accompanying Unaudited Pro Forma Consolidated Balance Sheet is presented as of March 31, 2025 and the Unaudited Pro Forma Consolidated Statements of Operations of the Company are presented for the three months ended March 31, 2025 and the year ended December 31, 2024, and include certain pro forma adjustments to illustrate the estimated effect of the Company's disposition of Montford. This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results as if the transaction reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company's financial results in the future and should be read in conjunction with the Company's Form 10-K for the year ended December 31, 2024 and Form 10-Q for the three months ended March 31, 2025.

NexPoint Real Estate Finance, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of March 31, 2025

	NREF Historical	Disposition of Montford		NREF Pro Forma

ASSETS
Cash and cash equivalents	$19,224	$27,347	A	$46,571
Restricted cash	4,264	—	B	4,264
Real estate investments, net	120,895	(55,907)	B	64,988
Loans, held-for-investment, net ($24,306 and $28,036 with related parties, respectively)	489,942	—		489,942
Common stock investments, at fair value ($29,289 and $30,467 with related parties, respectively)	55,975	—		55,975
Equity method investments ($1,524 and $1,504 with related parties, respectively)	1,556	—		1,556
Mortgage loans, held-for-investment, net	273,452	—		273,452
Preferred stock investments, at fair value	73,962	—		73,962
Accrued interest and dividends	40,316	—		40,316
Mortgage loans held in variable interest entities, at fair value	4,235,748	—		4,235,748
CMBS structured pass-through certificates, at fair value	39,852	—		39,852
MSCR Notes, at fair value	—	—		—
Mortgage backed securities, at fair value ($0 and $0 with related parties, respectively)	—	—		—
Stock warrant investments	42,573	—		42,573
Accounts receivable and other assets	1,000	(303)	B	697
TOTAL ASSETS	$5,398,759	$(28,863)		$5,369,896

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Secured financing agreements, net	$252,690	$—		$252,690
Master repurchase agreements	258,598	—		258,598
Unsecured notes, net	221,395	—		221,395
Mortgages payable, net	95,390	(31,890)	B	63,500
Accounts payable and other accrued liabilities	8,725	(75)	B	8,650
Accrued interest payable	13,036	(195)	B	12,841
Bonds payable held in variable interest entities, at fair value	$3,928,411	$—		$3,928,411
Total Liabilities	4,778,245	(32,160)		4,746,085

Redeemable Series B Preferred stock, $0.01 par value: 16,000,000 shares authorized; 8,470,908 and 6,678,997 shares issued and 8,470,908 and 6,677,251 shares outstanding, respectively	188,999	—		188,999
Redeemable noncontrolling interests in the OP	87,808	—		87,808

Stockholders' Equity:
Noncontrolling interest in CMBS variable interest entities	3,273	—		3,273
Noncontrolling interest in subsidiary	95	—		95
Series A Preferred stock, $0.01 par value: 100,000,000 shares authorized; 1,645,000 and 2,000,000 shares issued and outstanding, respectively	16	—		16
Common stock, $0.01 par value: 500,000,000 shares authorized; 17,643,526 and 17,461,129 shares issued outstanding, respectively	176	—		176
Additional paid-in capital	387,683	—		387,683
Retained earnings (accumulated deficit)	(47,536)	3,297	B,C	(44,239)
Total Stockholders' Equity	$343,707	$3,297		$347,004
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,398,759	$(28,863)		$5,369,896

NexPoint Real Estate Finance, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2025

	NREF Historical	Disposition of Montford		NREF Pro Forma
Net interest income
Interest income	$22,043	$—		$22,043
Interest expense	(10,534)	—		(10,534)
Total net interest income (loss)	$11,509	$—		$11,509
Other income (loss)
Change in net assets related to consolidated CMBS variable interest entities	7,084	—		7,084
Change in unrealized gain (loss) on CMBS structured pass-through certificates	1,172	—		1,172
Change in unrealized gain (loss) on common stock investments	(1,414)	—		(1,414)
Change in unrealized gain (loss) on preferred stock investments	15,173	—		15,173
Change in unrealized gain (loss) on MSCR Notes	—	—		—
Change in unrealized gain (loss) on mortgage backed securities	—	—		—
Reversal of (provision for) credit losses	(3,625)	—		(3,625)
Dividend income	1,999	—		1,999
Other income (loss)	(70)	—		(70)
Realized gain	—	—		—
Loss on extinguishment of debt	(45)	—		(45)
Gain on deconsolidation of variable interest entity	—	—		—
Equity in income (losses) of equity method investments	53	—		53
Revenues from consolidated real estate owned	2,409	(1,091)	AA	3,500
Total other income (loss)	$22,736	$(1,091)		$23,827
Operating expenses
General and administrative expenses	2,512	—		2,512
Loan servicing fees	321	—		321
Management fees	1,411	—		1,411
Expenses from consolidated real estate owned	4,039	(1,448)	AA	5,487
Total operating expenses	8,283	(1,448)		9,731
Net income (loss)	$25,962	$357		$25,605
Net (income) loss attributable to Series A preferred stockholders	(874)	—		(874)
Net (income) loss attributable to Series B preferred stockholders	(4,407)	—		(4,407)
Net (income) loss attributable to redeemable noncontrolling interests	(4,163)	—		(4,163)
Net income (loss) attributable to common stockholders	$16,518	$357		$16,161

Weighted-average common shares outstanding - basic	17,516	—		17,516
Weighted-average common shares outstanding - diluted	36,049	—		36,049

Earnings (loss) per share outstanding - basic	$0.94	$—		$0.92
Earnings (loss) per share outstanding - diluted	$0.70	$—		$0.69

Dividends declared per common share	$0.5000	$—		$0.5000

NexPoint Real Estate Finance, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2024

	NREF Historical	Disposition of Montford		NREF Pro Forma
Net interest income
Interest income	$72,507	$—		$72,507
Interest expense	(44,371)	—		(44,371)
Total net interest income	$28,136	$—		$28,136
Other income (loss)
Change in net assets related to consolidated CMBS variable interest entities	36,669	—		36,669
Change in unrealized gain (loss) on CMBS structured pass-through certificates	1,925	—		1,925
Change in unrealized gain (loss) on common stock investments	(4,140)	—		(4,140)
Change in unrealized gain (loss) on preferred stock investments	667	—		667
Change in unrealized gain (loss) on MSCR Notes	(13)	—		(13)
Change in unrealized gain (loss) on mortgage backed securities	763	—		763
Reversal of (provision for) credit losses	723	—		723
Dividend income	2,009	—		2,009
Other income	748	—		748
Realized gain	691	—		691
Loss on extinguishment of debt	(488)	—		(488)
Gain on deconsolidation of variable interest entity	—	—		—
Equity in income (losses) of equity method investments	(3,951)	—		(3,951)
Revenues from consolidated real estate owned	8,864	(4,541)	AA	4,323
Total other income (loss)	$44,467	$(4,541)		$39,926
Operating expenses
General and administrative expenses	12,812	—		12,812
Loan servicing fees	1,585	—		1,585
Management fees	3,867	—		3,867
Expenses from consolidated real estate owned	18,377	(6,401)	AA	11,976
Total operating expenses	36,641	(6,401)		30,240
Net income	$35,962	$1,860		$37,822
Net (income) loss attributable to Series A preferred stockholders	(3,496)	—		(3,496)
Net (income) loss attributable to Series B preferred stockholders	(8,003)	—		(8,003)
Net (income) loss attributable to redeemable noncontrolling interests	(6,770)	—		(6,770)
Net income attributable to common stockholders	$17,693	$1,860		$19,553

Weighted-average common shares outstanding - basic	17,402	—		17,402
Weighted-average common shares outstanding - diluted	17,402	—		17,402

Earnings per share outstanding - basic	$1.02	$—		$1.12
Earnings per share outstanding - diluted	$1.02	$—		$1.12

Dividends declared per common share	$2.0000	$—		$2.0000

NexPoint Real Estate Finance, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements

Note. 1         Basis of Presentation

The Unaudited Pro Forma Consolidated Balance Sheet includes three columns. The first column labeled "NREF Historical" represents the actual financial position of the Company as of March 31, 2025. The second column, entitled "Disposition of Montford" represents the pro forma adjustments required in order to reflect the balance sheet impact of the removal of the disposed assets as if the transaction had occurred on March 31, 2025, as described in Note 2. The third column, entitled "NREF Pro Forma" presents the pro forma condensed consolidated balance sheet of the Company as of March 31, 2025, excluding Montford.

The Unaudited Pro Forma Consolidated Statements of Operations include three columns. The first column labeled "NREF Historical" represents the actual results of operations for the three months ended March 31, 2025 and the year ended December 31, 2014. The second column, entitled "Disposition of Montford" represents the adjustments to remove the historical revenues and expenses of Montford for the periods presented, as described in Note 2. The third column, entitled "NREF Pro Forma" presents the pro forma results of operations of the Company for the three months ended March 31, 2025 and the year ended December 31, 2024, excluding Montford. The results presented on the Unaudited Pro Forma Consolidated Statements of Operations assume the sale of Montford closed on January 1, 2024 and presents pro forma operating results for the Company for the periods presented.

These Unaudited Pro Forma Financial Statements should not be considered indicative of future results.

Note. 2         Transaction Accounting Adjustments
The transaction accounting adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial information:

Adjustments to Unaudited Pro Forma Consolidated Balance Sheet

(A) The pro forma adjustment to cash was calculated as follows:

Gross sales price	$60,000
Closing and transaction costs	(32,653)
Net sales proceeds	$27,347

(B) The Company received the sales proceeds and removed the carrying values of Montford’s assets and liabilities, as shown in the following table

Net sales proceeds	$27,347
Less: Carrying value of Real estate assets	(55,907)
Less: Carrying value of other assets	(303)
Plus: Carrying value of liabilities	32,160
Pro forma gain	$3,297

(C) The adjustment to accumulated deficit consists of the excess of cash received from the seller over the carrying value of the net assets transferred. This adjustment is not reflected in the Unaudited Pro Forma Consolidated Statement of Operations as the effect of the transaction is nonrecurring.

Adjustments to Unaudited Pro Forma Consolidated Statements of Operations

The adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2025 and the year ended December 31, 2024 are as follows:

(AA) These pro forma adjustments remove the actual historical revenues and expenses recorded from the operations of the Montford multifamily property.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

By:	/s/ Paul Richards
Name: Paul Richards Title: Chief Financial Officer, Executive VP-Finance, Assistant Secretary and Treasurer

Date: July 28, 2025